                                                                  EXHIBIT 99.2

                                FORM OF WAIVER


        WAIVER dated as of March 16, 1999, among IRIDIUM OPERATING LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Company"), and each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders").

        The Company, the Lenders, Chase Securities Inc. and Barclays Bank PLC, as Global Lead Arrangers, The Chase Manhattan Bank, as Administrative Agent, and Barclays Bank PLC, as Documentation Agent, are parties to a Senior Secured Credit Agreement (the "Credit Agreement") dated as of December 23, 1998, providing for loans to be made by the Lenders to the Company in an aggregate principal amount not exceeding $800,000,000.

        The Company has requested that the Lenders grant certain waivers under the Credit Agreement as set forth below. Accordingly, the parties hereto hereby agree as follows:

        Section 1. Definitions. Except as otherwise defined in this Waiver, terms defined in the Credit Agreement are used herein as defined therein.

        Section 2. Waivers. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Lenders hereby agree to waive:

        (a) compliance by the Company with the requirement under paragraph (i) of Section 7.10(a) of the Credit Agreement that the Company not permit Total Satellite Subscribers as at March 31, 1999 to be less than 27,000 or Total Subscribers as at March 31, 1999 to be less than 52,000; provided that in no event shall the Company permit Total Satellite Subscribers as at May 31, 1999 to be less than 27,000 or Total Subscribers as at May 31, 1999 to be less than 52,000; and

        (b) compliance by the Company with the requirement under paragraph (ii) of Section 7.10(a) of the Credit Agreement that the Company not permit Cumulative Cash Revenues for the period ending on the tenth Business Day after March 31, 1999 to be less than $4,000,000 or Cumulative Accrued Revenues for such period to be less than $30,000,000; provided that in no event shall the Company permit Cumulative Cash Revenues for the period ending on the tenth Business Day after May 31, 1999 to be less than $4,000,000 or Cumulative Accrued Revenues for the period ending on the tenth Business Day after May 31, 1999 to be less than $30,000,000.


                                     Waiver
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                                      -2-


        Section 3. Limited Purpose. The waivers to the Credit Agreement set forth in Section 2 above are irrevocable and given only for the limited purposes herein expressed and shall not effect or constitute a waiver of any other term or condition of the Credit Agreement or any right or remedy of the Lenders or the Agents with respect thereto.

        Section 4. No Default. The Company hereby represents and warrants to the Lenders that, both immediately prior to the effectiveness of this Waiver and also after giving effect thereto, no Default shall have occurred and be continuing.

        Section 5. Conditions Precedent. As provided in Section 2 above, the waivers to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of counterparts of this Waiver by the Company and the Required Lenders.

        Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute and deliver this Waiver by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Waiver shall be governed by and construed in accordance with the law of the State of New York.


                                     Waiver



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                                      -3-

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.


                                    THE COMPANY
                                    -----------


                                    IRIDIUM OPERATING LLC


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    LENDERS
                                    -------


                                    THE CHASE MANHATTAN BANK


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    BARCLAYS BANK PLC


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                     Waiver

                                     BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     DRESDNER AG IN WIESBADEN


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     ISTITUTO BANCARLO SAN PAOLO DI
                                     TORINO ISTITUTO MOBILIARE ITALIANO
                                     S.p.A. - NEW YORK BRANCH


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     Waiver

                                     MERRILL LYNCH CAPITAL
                                     CORPORATION


                                     By
                                       -------------------------
                                       Name:
                                       Title:

                                     MERRILL LYNCH GLOBAL INVESTMENT
                                      SERIES: INCOME STRATEGIES
                                     PORTFOLIO

                                      By:  Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor

                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE
                                      FUND, INC.


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     THE FIRST NATIONAL BANK OF
                                     CHICAGO


                                     By
                                       -------------------------
                                       Name:
                                       Title:





                                     Waiver

                                     WAYLAND INVESTMENT FUND, LLC

                                      By:    CFSC Wayland Advisers, Inc.
                                             Its manager


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NEW YORK


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     CITIBANK, N.A.


                                     By
                                       -------------------------
                                       Name:
                                       Title:




                                     Waiver

                                     DEUTSCHE BANK AG, NEW YORK
                                     AND/OR CAYMAN ISLANDS BRANCHES


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     By
                                       -------------------------
                                       Name:
                                       Title:



                                     THE BANK OF NOVA SCOTIA


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     BAYERISCHE LANDESBANK
                                     GIROZENTRALE


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     Waiver

                                     GOLDMAN SACHS CREDIT PARTNERS
                                     L.P.


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     THE SANWA BANK LIMITED


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     LAVORO BANCA NAZIONALE DEL
                                     LAVORO, S.p.A. NEW YORK BRANCH

                                     By
                                       -------------------------
                                       Name:
                                       Title:

                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     LAVORO EFIBANCA, S.p.A. - ROMA

                                     By
                                       -------------------------
                                       Name:
                                       Title:

                                     By
                                       -------------------------
                                       Name:
                                       Title:






                                     Waiver

                                     ROYAL BANK OF SCOTLAND PLC


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     CPR (USA) INC.


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     FRANKLIN FLOATING RATE TRUST


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     VAN KAMPEN SENIOR INCOME TRUST


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     VAN KAMPEN PRIME RATE INCOME TRUST


                                     By
                                       -------------------------
                                       Name:
                                       Title:





                                     Waiver

                                     VAN KAMPEN CLO II, LIMITED


                                     By
                                       -------------------------
                                       Name:
                                       Title:




                                     VAN KAMPEN SENIOR FLOATING RATE
                                      FUND


                                     By
                                       -------------------------
                                       Name:
                                       Title:

                                     KZH III LLC


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     KZH PAMCO LLC


                                     By
                                       -------------------------
                                       Name:
                                       Title:


                                     HCM OFFSHORE TRUST


                                     By
                                       -------------------------
                                       Name:
                                       Title:




                                     Waiver

                                    PAM CAPITAL FUNDING LP


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    BANKBOSTON N.A.


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    SENIOR HIGH INCOME PORTFOLIO, INC.


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    DEBT STRATEGIES FUND, INC.


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                     Waiver

                                    DEBT STRATEGIES FUND II, INC.


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    KZH IV LLC


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    KZH STERLING LLC


                                    By
                                      -------------------------
                                      Name:
                                      Title:


                                    Waiver

                                      12